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RBSGC 2005-A - Group 1
9/1/05 Cutoff

TOTAL CURRENT BALANCE:	31,443,815
TOTAL ORIGINAL BALANCE:	32,670,585
NUMBER OF LOANS:	207

			Minimum	Maximum
AVG CURRENT BALANCE:	$151,902.49		$21,653.53	$1,167,429.50
AVG ORIGINAL BALANCE:	$157,828.91		$22,500.00	$1,202,500.00

WAVG GROSS COUPON:	5.90915%		4.50000	8.62500%

WAVG CURRENT FICO SCORE:	702		445	799

WAVG ORIGINAL LTV:	65.10%		16.80	95.00%

WAVG ORIGINAL TERM:	178	months	120	180 months
WAVG STATED REMAINING TERM:	168	months	111	173 months
WAVG SEASONING:	10	months	7	24 months

TOP STATE CONCENTRATIONS ($):	25.90 % California, 15.65 % Florida, 10.81 % New York
TOP INTEREST ONLY CONCENTRATIONS ($):	100.00 % NOT IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	55.65 % No Prepay Penalty, 44.35 % Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	3.71% 91006 (Arcadia, CA)

WAVG ORIG PREPAY TERM (EXCL 0):	49	months	0	60 months

NOTE DATE:			Aug 22, 2003	Jan 31, 2005
FIRST PAY DATE:			Oct 01, 2003	Mar 01, 2005
MATURE DATE:			Dec 01, 2014	Feb 01, 2020

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
21,654 -100,000	105	6,799,481.74	21.62
100,001 -200,000	59	8,754,194.29	27.84
200,001 -300,000	17	4,100,806.82	13.04
300,001 -400,000	15	5,153,892.27	16.39
400,001 -500,000	4	1,790,486.12	5.69
500,001 -600,000	3	1,650,143.45	5.25
600,001 -700,000	2	1,230,752.95	3.91
700,001 -800,000	1	796,627.95	2.53
1,100,001 - 1,167,430	1	1,167,429.50	3.71
Total	207	31,443,815.09	100.00

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
120	3	987,198.96	3.14
180	204	30,456,616.13	96.86
Total	207	31,443,815.09	100.00

REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
111 - 120	3	987,198.96	3.14
145 - 156	5	298,588.49	0.95
157 - 168	33	3,229,176.57	10.27
169 - 173	166	26,928,851.07	85.64
Total	207	31,443,815.09	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2-4 Units	9	1,382,577.76	4.40
Condominium	16	1,737,340.81	5.53
Deminimus PUD	4	690,484.38	2.20
PUD	10	1,580,760.07	5.03
Single Family	137	21,015,151.91	66.83
Single Family Detached	15	1,863,818.69	5.93
Two-to-Four Family	16	3,173,681.47	10.09
Total	207	31,443,815.09	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Investor	64	5,437,113.16	17.29
Non-owner	14	1,964,178.11	6.25
Primary	121	22,092,198.93	70.26
Second Home	8	1,950,324.89	6.20
Total	207	31,443,815.09	100.00

PURPOSE CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	118	18,654,900.84	59.33
Purchase	48	7,132,610.82	22.68
Rate/Term Refinance	41	5,656,303.43	17.99
Total	207	31,443,815.09	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	39	4,577,248.71	14.56
No Documentation	36	3,553,638.18	11.30
No Income Verification	9	1,582,306.18	5.03
No Income/Employ Disclosure	1	92,273.60	0.29
No Income/Employ/Asset Disclosure	3	303,570.28	0.97
No Ratio	6	828,083.32	2.63
Stated Documentation	94	17,337,636.48	55.14
Stated Income	16	2,538,817.60	8.07
Stated Income/Asset	3	630,240.74	2.00
Total	207	31,443,815.09	100.00

ORIGINAL LTV:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 50.00	43	7,340,026.13	23.34
50.01 - 60.00	19	2,260,382.72	7.19
60.01 - 70.00	53	8,191,689.46	26.05
70.01 - 80.00	71	11,557,895.36	36.76
80.01 - 85.00	5	480,369.24	1.53
85.01 - 90.00	10	942,738.80	3.00
90.01 - 95.00	6	670,713.38	2.13
Total	207	31,443,815.09	100.00

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
California	32	8,143,418.33	25.90
Florida	41	4,919,824.54	15.65
New York	19	3,397,731.62	10.81
New Jersey	7	1,876,090.82	5.97
Texas	20	1,822,515.79	5.80
Pennsylvania	13	1,425,292.50	4.53
Michigan	4	1,151,625.92	3.66
Illinois	6	853,616.05	2.71
Maryland	5	785,623.79	2.50
Arizona	3	649,706.39	2.07
Massachusetts	3	645,537.54	2.05
Washington	6	633,518.59	2.01
Oklahoma	8	618,617.27	1.97
Oregon	3	610,744.00	1.94
Delaware	1	607,529.42	1.93
Ohio	6	457,987.68	1.46
North Carolina	4	390,159.55	1.24
Vermont	1	319,347.90	1.02
Indiana	4	296,825.25	0.94
Mississippi	3	291,971.34	0.93
Virginia	2	286,932.61	0.91
Alabama	2	229,322.62	0.73
Georgia	2	149,318.05	0.47
Minnesota	1	141,344.59	0.45
Nevada	1	120,084.84	0.38
Tennessee	1	96,552.75	0.31
Kentucky	1	94,951.05	0.30
Maine	1	89,057.05	0.28
New Mexico	1	80,338.39	0.26
District of Columbia	1	54,988.15	0.17
Iowa	1	51,739.45	0.16
Utah	1	47,839.13	0.15
Arkansas	1	43,526.81	0.14
Nebraska	1	33,558.35	0.11
Louisiana	1	26,576.96	0.08
Total	207	31,443,815.09	100.00

MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	1	358,720.36	1.14
4.751 - 5.000	2	503,630.81	1.60
5.001 - 5.250	5	1,365,412.10	4.34
5.251 - 5.500	36	9,862,909.93	31.37
5.501 - 5.750	31	5,755,757.67	18.30
5.751 - 6.000	29	3,754,168.72	11.94
6.001 - 6.250	25	2,807,577.53	8.93
6.251 - 6.500	26	1,889,168.12	6.01
6.501 - 6.750	16	1,822,795.62	5.80
6.751 - 7.000	11	1,416,676.25	4.51
7.001 - 7.250	3	307,864.54	0.98
7.251 - 7.500	11	820,059.34	2.61
7.501 - 7.750	5	356,136.96	1.13
7.751 - 8.000	3	274,389.56	0.87
8.001 - 8.250	1	23,636.82	0.08
8.251 - 8.500	1	48,983.25	0.16
8.501 - 8.625	1	75,927.51	0.24
Total	207	31,443,815.09	100.00

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
445 - 450	1	48,173.79	0.15
451 - 500	1	95,031.64	0.30
501 - 550	2	162,323.67	0.52
551 - 600	13	1,481,346.67	4.71
601 - 650	30	3,304,796.39	10.51
651 - 700	62	9,083,667.10	28.89
701 - 750	70	11,277,867.15	35.87
751 - 799	28	5,990,608.68	19.05
Total	207	31,443,815.09	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NOT IO	207	31,443,815.09	100.00
Total	207	31,443,815.09	100.00

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Balloon 15/30	14	1,031,716.69	3.28
Fixed Rate	193	30,412,098.40	96.72
Total	207	31,443,815.09	100.00

ORIG PREPAY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	104	17,496,961.25	55.65
12	9	907,731.63	2.89
24	4	262,968.94	0.84
36	25	4,370,045.78	13.90
60	65	8,406,107.49	26.73
Total	207	31,443,815.09	100.00

LIEN POSITION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	207	31,443,815.09	100.00
Total	207	31,443,815.09	100.00

PREPAY FLAG:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
No Prepay Penalty	104	17,496,961.25	55.65
Has Prepay Penalty	103	13,946,853.84	44.35
Total	207	31,443,815.09	100.00